SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Thomas A. Bogart, hereby constitute and appoint Scott M. Davis, Michael S. Bloom, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-105438) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

_/s/ Thomas A. Bogart__________
Thomas A. Bogart

Dated: April 7, 2007

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SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Michael E. Shunney, hereby constitute and appoint Scott M. Davis, Michael S. Bloom, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-105438) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

_/s/ Michael E. Shunney_______________
Michael E. Shunney

Dated: April 7, 2007

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SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Scott M. Davis, hereby constitute and appoint Michael S. Bloom, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-105438) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

__/s/ Scott M. Davis____________
Scott M. Davis

Dated: April 7, 2007

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SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Ronald H. Friesen, hereby constitute and appoint Scott M. Davis, Michael S. Bloom, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-105438) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

_/s/ Ronald H. Friesen________________
Ronald H. Friesen

Dated: April 7, 2007

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SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Mary M. Fay, hereby constitute and appoint Scott M. Davis, Michael S. Bloom, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-105438) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

_/s/ Mary M. Fay_______________
Mary M. Fay

Dated: April 7, 2007

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SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Leila Heckman, hereby constitute and appoint Scott M. Davis, Michael S. Bloom, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-105438) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

__/s/ Leila Heckman_________
Leila Heckman

Dated: April 7, 2007

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SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Donald B. Henderson, Jr., hereby constitute and appoint Scott M. Davis, Michael S. Bloom, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-105438) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

_/s/ Donald B. Henderson, Jr.______
Donald B. Henderson, Jr.

Dated: April 7, 2007

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SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Peter R. O’Flinn, hereby constitute and appoint Scott M. Davis, Michael S. Bloom, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-105438) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

__/s/ Peter R. O’Flinn___________
Peter R. O’Flinn

Dated: April 7, 2007

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SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Keith Gubbay, hereby constitute and appoint Scott M. Davis, Michael S. Bloom, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-105438) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

_/s/ Keith Gubbay___________
Keith Gubbay

Dated: April 7, 2007

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SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Robert C. Salipante, hereby constitute and appoint Scott M. Davis, Michael S. Bloom, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-105438) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

__/s/ Robert C. Salipante_________
Robert C. Salipante

Dated: April 7, 2007

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SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Barbara Z. Shattuck, hereby constitute and appoint Scott M. Davis, Michael S. Bloom, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-105438) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

_/s/ Barbara Z. Shattuck________
Barbara Z. Shattuck

Dated: April 7, 2007

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SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, David K. Stevenson, hereby constitute and appoint Scott M. Davis, Michael S. Bloom, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-105438) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

__/s/ David K. Stevenson___________
David K. Stevenson

Dated: April 7, 2007

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SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Michele G. Van Leer, hereby constitute and appoint Scott M. Davis, Michael S. Bloom, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-105438) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

__/s/ Michele G. Van Leer_________
Michele G. Van Leer

Dated: April 7, 2007

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SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Michael K. Moran, hereby constitute and appoint Scott M. Davis, Michael S. Bloom, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-105438) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

__/s/ Michael K. Moran_________
Michael K. Moran

Dated: April 7, 2007